                                                     TH&T DRAFT 12/14/95

                              1,200,000 SHARES/1/

                                 HOLOGIC, INC.

                                 COMMON STOCK

                            UNDERWRITING AGREEMENT
                            ----------------------


NEEDHAM & COMPANY, INC.                                      January ___, 1996
TUCKER ANTHONY INCORPORATED
ADAMS, HARKNESS & HILL, INC.
     As Representatives of the several Underwriters
     c/o Needham & Company, Inc.
     400 Park Avenue
     New York, New York 10022

Ladies and Gentlemen:

     Hologic, Inc., a Delaware corporation (the "Company"), proposes to sell 1,200,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to you and to the several other Underwriters named in Schedule I (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company and the persons named in Schedule II (the "Selling Stockholders") have agreed to grant to you and to the other Underwriters an option (the "Option") to purchase up to an additional 180,000 shares of Common Stock (the "Option Shares"), of which 46,000 shares are to be issued and sold by the Company and an aggregate of 134,000 shares are to be sold by the Selling Stockholders which are to be sold in the respective amounts set forth opposite their respective names in Schedule II, on the terms and for the purposes set forth in Section 1(b) hereof. The Firm Shares and the Option Shares are referred to collectively herein as the "Shares." Each Selling Stockholder has executed and delivered a Custody Agreement (each a "Custody Agreement") and an Irrevocable Power of Attorney (each a "Power of Attorney") pursuant to which each Selling Stockholder has placed his Shares in custody and appointed the persons designated therein as the attorneys (the "Attorneys") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

------------------
/1/Plus an option to purchase up to an additional 180,000 shares to cover over-allotments.

     The Company and the Selling Stockholders confirm as follows their respective agreement with the Representatives and the several other Underwriters.

     1.  Agreement to Sell and Purchase.

          (a) The Company agrees to sell to each Underwriter named below, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, each Underwriter agrees, severally and not jointly, to purchase from the Company, the respective number of Firm Shares set forth opposite its name on Schedule I, at the purchase price of $___ for each Firm Share.

          (b) Subject to all the terms and conditions of this Agreement, the Company and the Selling Stockholders, severally and not jointly, grant the Option, in the respective amounts set forth above and in Schedule II, to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares from the Company and the Selling Stockholders at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, Eastern time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell, and the Selling Stockholders will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice (to be allocated, if the Option is exercised in part only, pro rata among them based on the maximum number of Option Shares that may be sold by them), and each Underwriter will purchase, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained, such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

     2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank check payable in New York Clearing House (next-day) funds to the order of the Company at the office of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, at 10:00 a.m., Eastern time, on the [fourth] business day following the date of this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date being hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Shares, against payment by the Underwriters (in the manner specified above) to the Company for the Option Shares to be sold by it and to the Company as custodian for the Selling Stockholders (the "Custodian") for the Option Shares to be sold by the Selling Stockholders, will take place at the office specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

     The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and the Option Shares by the Company to the respective Underwriters shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of Option Shares by the Selling Stockholders shall be borne by the Selling Stockholders. The Company and the Selling Stockholders will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares sold by it or them.

     3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 33-_____) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included therein by Rule 430A, if applicable, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Rules and Regulations. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

          (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

          (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are listed on Exhibit A hereto. The Company and each of its subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be so licensed or qualified might materially and adversely affect the Company or the business, properties, business prospects, condition (financial or other) or results of operations of the Company. The Company owns all of the outstanding capital stock of each of its subsidiaries, free and clear of all claims, liens, charges and encumbrances. Complete and correct copies of the corporate charters and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

          (e) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; no preemptive or similar rights with respect to any of the Shares or the issue and sale thereof and, as of each of the Closing Date and the Option Closing Date, as applicable, no preemptive or similar rights will exist with respect to any shares of the Company's capital stock. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at each of the Closing Date and the Option Closing Date, as applicable, will be, complete and accurate in all respects. Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has outstanding, and at each of the Closing Date and the Option Closing Date, as applicable, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized, validly issued and are fully paid and nonassessable; and are held of record and beneficially by the Company, free and clear of all claims, liens, charges and encumbrances.

          (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial condition of the Company and its subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to each of the Closing Date and the

     Option Closing Date, as applicable, except as set forth in, pursuant to arrangements described in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its subsidiaries has incurred nor will any of them incur any material liabilities or obligations, direct or contingent, nor has the Company or any of its subsidiaries entered into nor will any of them enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

          (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company, any of its subsidiaries or any of their officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries.

          (j) The Company and each subsidiary has, and at each of the Closing Date and the Option Closing Date, as applicable, will have, performed all its obligations required to be performed by it, and is not, and at each of the Closing Date and the Option Closing Date, as applicable, will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which non-performance or default might materially and adversely affect the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or other) or results of operations of the Company or any of its subsidiaries. To the best knowledge of the Company, no other party under any contract or other instrument to which it or any of its subsidiaries is a party is in default in any respect thereunder, which default might materially and adversely affect the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or other) or results of operations of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is, and at each of the Closing Date and the Option Closing Date, as applicable, will be, in violation of any provision of its certificate of incorporation or by-laws.

          (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

          (l) The Company has full corporate power and authority to enter into this Agreement and the Custody Agreements. This Agreement has been, and the Custody Agreements when executed will be, duly authorized, executed and delivered by the Company and constitutes, or when executed will constitute, a valid and binding agreement of the Company and is, or when executed will be, enforceable against the Company in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights generally and the enforcement of the indemnification and contribution provisions of this Agreement. The performance of this Agreement and the Custody Agreements and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries.

          (m) The Company or one of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its subsidiaries. The Company or its subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by them.

          (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration

     Statement which is not described or filed as required. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or one of its subsidiaries, constitute valid and binding agreements of the Company or one of its subsidiaries and are enforceable against the Company or one of its subsidiaries in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights generally.

          (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 6 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

          (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement which rights have not been waived by the holder thereof or are otherwise not applicable as of the date hereof, other than any rights of the Selling Stockholders to register the Option Shares that may be sold hereunder by them.

          (r) The Company has filed an application to include the Shares on the Nasdaq National Market ("Nasdaq"), and has received notification that the inclusion has been approved, subject to notice of issuance of the Shares.

          (s) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; and the Company has no knowledge of any infringement by it or any of its subsidiaries of trademark rights, trade name rights, patent rights, mask works, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or any of its subsidiaries, or to the best of the Company's knowledge, any employee of the Company or any of its subsidiaries, regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material and adverse effect on the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries.

          (t) The Company and each of its subsidiaries has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by them or any of them to the extent that such taxes have become due.

          (u) The Company or its subsidiaries own or possess all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct their businesses as contemplated in the Prospectus except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries; there is no proceeding pending or threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed; and the Company and each of its subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto except where such noncompliance would not materially and adversely affect the Company, any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries.

     4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants, and covenants to each Underwriter that:

          (a) Such Selling Stockholder has full power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof.

          (b) Such Selling Stockholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and the Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever.

          (c) On the Option Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

          (d) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Stockholder is a corporation or partnership, the organizational documents of such Selling Stockholder, or, as to all such Selling Stockholders, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder.

          (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions on its part contemplated herein and in the Custody Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

          (f) Such Selling Stockholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, and the sale of the Shares proposed to be sold by such Selling Stockholder is not prompted by any such knowledge.

          (g) All information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply with all applicable provisions of the Act and the Rules and Regulations, contains and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (h) To the knowledge of such Selling Stockholder, without conducting an independent inquiry, the representations and warranties of the Company contained in Section 3 are true and correct.

          (i) Other than as permitted by the Act and the Rules and Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (j) Certificates in negotiable form for the Option Shares to be sold hereunder by such Selling Stockholders have been placed in custody, for the purpose of making delivery of such Option Shares under this Agreement, under the Custody Agreement which appoints the Company as Custodian for each Selling Stockholder. Such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Stockholder and the Company, that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event. If any Selling Stockholder should die, become disabled or incapacitated or is liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and the Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof.

     5. Agreements of the Company and the Selling Stockholders. The Company and the Selling Stockholders (as to Section 5(j), (k), (n) and (o)) agree, severally and not jointly, with the several Underwriters as follows:

          (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto.

          (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representatives promptly of all such filings.

          (c) The Company will furnish to each of the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other

     Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

          (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request for the purposes contemplated by this Agreement. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the
     offering or sale of the   Shares and for any period of time thereafter
     during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request for the purposes contemplated by this Agreement. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representatives after reasonable notice thereof.

          (f) Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          (g) The Company will, so long as required under the Rules and Regulations, furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of operations, stockholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the

     Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

          (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

          (i) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

          (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, any Underwriters' Questionnaires or Powers of Attorney, the Custody Agreements and the Powers of Attorney, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the quotation of the Shares on Nasdaq, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to
     Section 5(f), including the fees, disbursements and other out-of-pocket expenses of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges of counsel to the

     Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (ix) the transfer agent for the Shares.

          (k) If this Agreement shall be terminated by the Company or the Selling Stockholders pursuant to any of the provisions hereof (otherwise than pursuant to Section 9 hereof) or if for any reason the Company or any Selling Stockholder shall be unable to perform its or his obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

          (l) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

          (m) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

          (n) The Company and the Selling Stockholders will not, and the Company will cause each of its officers and directors to enter into agreements with the Representatives to the effect that they will not, without the prior written consent of Needham & Company, Inc., offer to sell, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option and purchase plans described in the Prospectus), for a period of 180 days after the date of the Prospectus.

          (o) As soon as any Selling Stockholder is advised thereof, such Selling Stockholder will advise the Representatives and confirm such advice in writing, (i) of receipt by such Selling Stockholder, or by any representative of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement and (ii) of the happening of any event during the period from and after the Effective Date that in the judgment of such Selling Stockholder makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     6. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

          (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., Eastern time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives, and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

          (b)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, any of its subsidiaries or any of their officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding is not adequately covered by insurance and would, in the judgment of the Representatives, materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries.

          (e) Each of the representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, except for changes in the ordinary course of business or contemplated by the Registration Statement or Prospectus, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Stockholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Stockholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

          (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Brown, Rudnick, Freed & Gesmer, P.C., counsel to the Company and the Selling Stockholders, with respect to the matters set forth in Annex A hereto.

          (g) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from __________, patent counsel to the Company, with respect to the matters set forth in Annex B hereto.

          (h) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Testa, Hurwitz & Thibeault, counsel to the Underwriters, with respect to the incorporation of the Company, the validity of the Shares being delivered at such date, the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

          (i) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall reaffirm all of the statements made in their initial letter.

          (j) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B), in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct, except for changes in the ordinary course of business.

               (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

          (k) Concurrently with the execution and delivery of this Agreement and at the Option Closing Date, there shall have been furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by the Attorneys on behalf of each of the Selling Stockholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Stockholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

          (l) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(n).

          (m) The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

          (n) Prior to the Closing Date, the Shares shall have been duly authorized for inclusion on Nasdaq upon official notice of issuance.

          (o) The Company and the Selling Stockholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company and the Selling Stockholders of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

     7.  Indemnification.

          (a) Each of the Company and S. David Ellenbogen and Jay A. Stein (the "Principal Selling Stockholders"), jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated into the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made; provided that (i) the Company and the Principal Selling Stockholders will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; (ii) the Company and the Principal Selling Stockholders will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person; and (iii) the liability of each Principal Selling Stockholder under the foregoing indemnity agreement in this Section 7 shall not exceed the lesser of (A) that percentage of the total amount of such losses, claims, liabilities, expenses and damages indemnified under this Section 7 which equal the percentage obtained by dividing the total number of Shares sold by such Principal Selling Stockholder hereunder by the total number of Shares sold hereunder, or (B) the total public offering price of the Option Shares sold by such Principal Selling Stockholder under this Agreement, less underwriters' discounts and commissions. The Company and the Principal Selling Stockholders acknowledge that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company or the Principal Selling Stockholders might otherwise have.

               Each of the Selling Stockholders other than the Principal Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated into the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any such untrue statement or omission or alleged untrue statement or omission that specifically and exclusively relates to such Selling Stockholder; provided that (i) the Company and such Selling Stockholders will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person; and (ii) the liability of each such Selling Stockholder under the foregoing indemnity agreement in this paragraph shall not exceed the lesser of (A) that percentage of the total amount of such losses, claims, liabilities, expenses and damages indemnified under this Section 7 which equal the percentage obtained by dividing the total number of Shares sold by such Selling Stockholder hereunder by the total number of Shares sold hereunder, or (B) the total public offering price of the Option Shares sold by such Selling Stockholder under this Agreement, less underwriters' discounts and commissions. This indemnity agreement will be in addition to any liability that the Company or such Selling Stockholders might otherwise have.

          (b) Each Underwriter will indemnify and hold harmless the Company, the Selling Stockholders, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. The Company and the Selling Stockholders acknowledge that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

          (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholders or the Underwriters, the Company, the Selling Stockholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company or the Selling Stockholders within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Stockholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expenses or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e) The indemnity and contribution agreements contained in this
     Section 7 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement. No Selling Stockholder shall have any liability under this Section 7 if the Option is not exercised in whole or in part by the Underwriters, or if the Option Shares as to which the Option is exercised are not paid for by the Underwriters as provided herein.

     8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or any Selling Stockholder if, prior to delivery and payment for the Shares, or the Option Shares, as the case may be, in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by Nasdaq, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representatives, impracticable to market the Shares.

     9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or any Selling Stockholder or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company and the Attorneys shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company or any Selling Stockholder, at the office of the Company, 590 Lincoln Street, Waltham,

MA 02154, Attention: Chief Executive Officer, with a copy to Lawrence M. Levy, Esq., Brown, Rudnick, Freed & Gesmer, P.C., One Financial Center, Boston, MA 02111; or (b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 400 Park Avenue, New York, New York 10022, Attention:
Corporate Finance Department, with a copy to Edwin L. Miller, Jr., Esq., Testa, Hurwitz & Thibeault, 125 High Street, Boston, MA 02110. Any such notice shall be effective only upon receipt. Any notice under Sections 8 or 9 hereof may be made by telex or telephone, but if so made shall be confirmed in writing.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Stockholders and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

     With respect to any obligation of the Company and the Selling Stockholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Stockholders, the Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Stockholder.

     Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company, the Selling Stockholders and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                              Very truly yours,

                              HOLOGIC, INC.

                              By: ______________________________
                              Title:  Chief Executive Officer


                              THE SELLING STOCKHOLDERS NAMED IN
                              SCHEDULE II ATTACHED HERETO

                              By: ______________________________
                                    Attorney-in-Fact

Confirmed as of the date first above mentioned:
NEEDHAM & COMPANY, INC.
TUCKER ANTHONY INCORPORATED
ADAMS, HARKNESS & HILL, INC.
 Acting on behalf of themselves and as the Representatives of the other several Under-writers named in Schedule I hereof.

By:  NEEDHAM & COMPANY, INC.


By:  _____________________________
       Title: Managing Director

By:  TUCKER ANTHONY INCORPORATED

By:  _____________________________
       Title:

ADAMS, HARKNESS & HILL, INC.

By:  _____________________________
       Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                  NUMBER OF
                                                                FIRM SHARES TO
   NAME OF UNDERWRITER                                           BE PURCHASED
   -------------------                                          --------------

Needham & Company, Inc.........................................
Tucker Anthony Incorporated....................................
Adams, Harkness & Hill, Inc....................................




                                           Total...............    1,200,000
                                                                   =========

                                  SCHEDULE II

                              SELLING STOCKHOLDERS


                                                      TOTAL NUMBER OF OPTION
NAME OF SELLING STOCKHOLDER                             SHARES TO BE SOLD
---------------------------                             -----------------

S. David Ellenbogen...............................            60,000
Jay A. Stein......................................            60,000
Steve L. Nakashige................................             5,000
Irwin Jacobs......................................             3,000
William A. Peck...................................             1,000
Gerald Segel......................................             5,000
                                                             -------

                              Total...............           180,000
                                                             =======

                                   EXHIBIT A
                                   ---------

                                  SUBSIDIARIES
                                  ------------

                                    ANNEX A
                                    -------

              MATTERS TO BE COVERED IN OPINION OF COMPANY COUNSEL
              ---------------------------------------------------


                    (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where non-qualification would not have a material and adverse affect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries (a "Material Adverse Effect")) and has all corporate power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged; each of the subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; is duly qualified to do business and is in good as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where non-qualification would not have a Material Adverse Effect) and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged;

                      (ii) The Company has capital stock authorized and
               outstanding as set forth in the Prospectus under the caption "Description of Capital Stock," and all of the issued and outstanding shares of capital stock of the Company (including the Shares being delivered on the date of such opinion) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of

               Common Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                      (iv) To the best of such counsel's knowledge and other
               than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (v) The Registration Statement was declared effective
               under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                      (vi) The Registration Statement and the Prospectus and any
               further amendments or supplements thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations;

                      (vii) The statements under the caption "Description of
               Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries in all material respects and fairly and correctly present the information called for with respect to such documents and matters;

                      (viii) To the best of such counsel's knowledge, there are
               no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the

               Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations and such contracts or documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects;

                      (ix) This Agreement  has been duly authorized, executed
               and delivered by the Company;

                      (x) The issue and sale of the Shares being delivered on
               the date of such opinion by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the rules and regulations of the NASD, and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby; and

                      (xi) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the

               Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                         [The following clauses are applicable to the opinion to
               be furnished on the Option Closing Date only.]

                      (xii) Each Selling Stockholder has full right, power and
               authority to enter into this Agreement, the Custody Agreement and the Power of Attorney; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the rules and regulations of the NASD, and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby;

                      (xiii) This Agreement has been duly authorized, executed
               and delivered by or on behalf of each Selling Stockholder;

                      (xiv) The Custody Agreement and the Power of Attorney
               have been duly authorized, executed and delivered by each Selling Stockholder and constitute the valid and binding agreement of each Selling Stockholder, enforceable in accordance with their respective terms;

                      (xv) Immediately prior to the Option Closing Date, each
               Selling Stockholder had good and valid title to the shares of Stock to be sold by each Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by each Selling Stockholder hereunder; and

                      (xvi) Good and valid title to the shares of Stock to be
               sold by each Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters.


          Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated as of the applicable Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that
          (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus, when it was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of Capital Stock" insofar as such statements relate to the Shares and concern legal matters.

                                    ANNEX B
                                    -------

       MATTERS TO BE COVERED IN OPINION OF PATENT COUNSEL TO THE COMPANY
       -----------------------------------------------------------------



               (i) Schedule I to such opinion identifies, as of [applicable Closing Date], all U.S. patents and U.S. applications known to such counsel and filed by the Company, in which the Company currently has an interest. As of [recent specified date], the Company was listed in the records of the U.S. Patent and Trademark Office (the "PTO") as a holder of record of each of the patents and patent applications listed in
        Schedule I. The patent rights to the applications listed in Schedule I, to the best of such counsel's knowledge, have been assigned to the Company. Based on a search of the documents of record in the PTO as of [recent specified date], a review of the Company records through that date, and a review of the certificate of an officer of the Company, such counsel has no knowledge of any facts which would preclude the Company from having clear title to the patents and patent applications listed in
        Schedule I.

               (ii) To the best of such counsel's knowledge, none of the claims of the patents set forth in Schedule I is invalid or unenforceable. Each of the applications set forth in Schedule I is pending in the PTO, and such counsel is unaware of any defects in the prosecution of any such application that would irrevocably foreclose pursuit of the patent rights thereunder.

               (iii) To the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding, or claim by others that the Company is infringing any patent.

               (iv) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending relating to the patents or applications set forth in Schedule I, other than review of pending applications for patent, including appeal proceedings, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

               (v) To the best of such counsel's knowledge, there is no pending action, suit, proceeding or claim by others challenging the validity of any claim of the patents set forth in Schedule I. To the best of such counsel's knowledge, there is no interference proceeding or public use proceeding with respect to any application set forth in Schedule I.